UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 13, 2005
                                                         -----------------------


                                CBRL GROUP, INC.


Tennessee                            0-25225                          62-1749513
(State or Other              (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


     Check  the   appropriate  box  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))


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Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of
Directors; Appointment of Principal Officers

         On August 16, 2005, CBRL Group, Inc. (the "Company") issued a press release, which is filed hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, announcing that Erik Vonk has been elected to its Board of Directors effective immediately. Mr. Vonk, who was elected to the Board on August 13, 2005, has not yet been appointed to any committees of the Board.

         There are no arrangements or understandings between Mr. Vonk and any other persons pursuant to which he was selected as a director of the Company. Mr. Vonk has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.



Item 9.01  Financial Statements and Exhibits

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

         99       Press Release Issued by CBRL Group, Inc. Dated August 16, 2005












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 16, 2005                     CBRL GROUP, INC.


                                            By: /s/ N.B. Forrest Shoaf
                                                --------------------------------
                                            Name: N.B. Forrest Shoaf
                                            Title: Senior Vice President,
                                                   Secretary and General Counsel